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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 UNITOG COMPANY
                                 --------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

      5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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         In connection with the proposed merger of Cintas Image Acquisition
         Company, a wholly-owned subsidiary of Cintas Corporation ("Cintas"), with and into the Registrant whereby the Registrant would become a wholly-owned subsidiary of Cintas, the following definitive additional material is hereby filed to supplement the Registrant's definitive proxy materials filed pursuant to Rule 14a-6(j) as part of the registration statement filed by Cintas under the Securities Act of 1933 on Form S-4 (Registration No. 333-72457 filed on February 16, 1999). This definitive additional material is a transcript of the message the Registrant will provide to its stockholders who call a toll-free telephone number (800-721-5711) activated by the Registrant after the close of the Nasdaq National Market on March 19, 1999.

         The message is as follows:



         "Welcome to the Unitog stockholder hotline.

         "Assuming that the Unitog Special Stockholders Meeting to consider approval of the proposed Merger of Unitog Company into a subsidiary of Cintas Corporation described in the Proxy Statement/Prospectus dated February 19, 1999 occurs as scheduled on March 24, 1999, the Conversion Number upon which merger consideration is determined will be 0.5518 shares of Cintas Common Stock for each whole share of Unitog Common Stock outstanding at such time. The value of the merger consideration per Unitog share, based upon the Nasdaq average of the high and low prices of Cintas common stock of $68.94 on March 19, 1999, is $38.04. There is no assurance, however, that the Cintas share market price will not decline after such date and the actual market value of the Cintas common stock that Unitog stockholders will receive as merger consideration after the consummation of the Merger may differ from this amount.

         "Please read the Proxy Statement/Prospectus carefully in evaluating your decision whether to approve the proposed Merger. Thank you for calling and remember that your vote is important!

         "If you have any questions regarding the Merger, please contact Robert
         M. Barnes, Vice President-General Counsel and Secretary of Unitog, at
         (816) 474-7000. Thank you."